                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 19, 1999
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                            Blue Rhino Corporation
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            (Exact name of registrant as specified in its charter)

      Delaware                        0-24287                     56-1870472
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(State of or other                  (Commission                 (IRS Employer
jurisdiction of                     File Number)                Identification
incorporation)                                                  Number)


        104 Cambridge Plaza Drive, Winston-Salem, North Carolina        27104
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              (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code        (336) 659-6900
                                                  ------------------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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     Item 4.   Changes in Registrants' Certifying Accountants.

     Effective February 19, 1999, the Registrant severed its relationship with its independent accountants, PricewaterhouseCoopers LLP ("PwC"). The action was recommended and approved by the audit committee of the Registrant.

     PwC's reports on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the most recent two fiscal years and the subsequent interim periods preceding February 19, 1999, there were no disagreements between the Registrant and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements.

     During the most recent interim fiscal period ending January 31, 1999, PwC notified the Registrant that they were reviewing the appropriate accounting treatment for two items at the time of their dismissal which, depending on the results of the review that was not completed, may have a material impact on the fairness or reliability of financial statements covering the fiscal periods ending January 31, 1999 and thereafter. The first item involves the estimated useful life of propane cylinders acquired by USA Leasing, L.L.C., an entity whose financials are consolidated with those of the Registrant. The second item involves the appropriate accounting for certain acquisition costs related to customer accounts. The Registrant's audit committee did not discuss the subject matter of either of these issues with PwC and the Registrant has authorized PwC to respond fully to any inquiries which the successor accountants may have with respect to these issues.

     The Registrant has provided a copy of this disclosure to PwC in compliance with the provisions of Item 304(a)(3) of Regulation S-K.

     Item 7.        Financial Statements and Exhibits.

     Exhibit 16.1 Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission to be filed by amendment.

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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              BLUE RHINO CORPORATION
                              (Registrant)


                              By: /s/ Mark Castaneda
                                  --------------------------------
                                  Chief Financial Officer

DATED: February 26, 1999